                                                                      Ex. 10.19

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 1 of 23



                                GENERAL AGREEMENT

PREAMBLE

This a Contract between Southwestern Bell Telephone Company (Buyer), a Missouri corporation, having an office at One Bell Center, St. Louis, Missouri 63101; and World Wide Technology, Inc. (Seller), a ----------------------------------------
corporation, having an office at 127E Weldon Parkway, St. Louis, Missouri 63043-3101.

SCOPE

Buyer and Seller agree that ENGINEERING SERVICES (hereinafter ENGINEERING) and INSTALLATION SERVICES (hereinafter INSTALLATION), collectively hereinafter referred to as SERVICES, and MATERIAL are hereby offered for sale by Seller. Services may be ordered in situations which may include but are not limited to, material additions, material removals, and reconfiguration of Buyer's existing material.
ENGINEERING and INSTALLATION may be ordered in combination, separately or in conjunction with a purchase order (hereinafter "Order") which calls for Seller to furnish MATERIAL.

TERM OF AGREEMENT

Buyer and Seller agree that the Contract term will be from April 1, 1995, through March 31, 1997.

BILLING

For work against an Order placed pursuant to this Contract, and unless otherwise specifically agreed, Seller will (1) VERIFY that all Seller's support documents and Seller's packages/shipping containers bear Buyer's Order number; (2) render invoices showing appropriate details for each Order or, when appropriate, each shipment; (3) forward bills of lading, shipping notices, and transportation bills, if applicable, to Buyer prior to final billing: (4) forward the invoices, bills, and notices to the billing address on the Order unless specifically directed otherwise by Buyer. If prepayment of transpiration charges is authorized, Seller will include the transportation charges as a separate item on the invoice.

Seller agrees to accept and acknowledge Buyer's notices of disputed billing and to provide Buyer notice of the disposition and solution of such disputed billing as soon as reasonably practicable. Seller will make its best effort to resolve such dispute within thirty (30) days after the receipt of Buyer's notice.

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.



*Certain material has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 2 of 23


Seller will render all billing invoices associated with an Order by the end of the initial ninety (90) day period after acceptance in accordance with Clause ____, INSPECTION AND ACCEPTANCE OF INSTALLATION.

COMPLAINTS

Buyer reserves the right to notify Seller in cases where Buyer has identified current or potential problem areas concerning Seller's SERVICES and/or MATERIAL furnished hereunder. Whenever Buyer exercises such right, Seller agrees to:

(a) Accept such notice (hereinafter referred to as an "Engineering Complaint") and handle it in accordance with Bell Communications Research, Inc. ("Bellcore") Technical Publication GR-230-CORE Issue 1. 9-1-94 "Generic Requirements for Engineering Complaints."

(b) Acknowledge receipt of such Engineering Complaint and advise Buyer of Seller's proposed organization responsible for resolving it within ten (10) working days of Seller's receipt thereof.

(c) Resolve such Engineering Complaint within ninety (90) calendar days of the date of Buyer's notice, unless a later date is mutually agreed upon by the parties. If unable to resolve an Engineering Complaint within said ninety
     (90) day period, Seller will issue an "interim report" as defined in GR-230-CORE.

DOCUMENTATION

Information prepared by Seller and relating to the SERVICES and/or MATERIAL provided hereunder will be in accordance with the requirements of Buyer.

All documentation including but without limitation, office drawings, wiring drawings, fuse records, operational manual, and final test records summary required by Buyer will be turned over to Buyer upon ENGINEERING completion and/or INSTALLATION completion and will reflect final changes, modifications and will be correct prior to turning over to Buyer. Such documentation relating to specific applications will become the property of Buyer. Schematic drawings and circuit descriptions will be provided by Seller as applicable for the MATERIAL provided.

With each application of ENGINEERING and/or INSTALLATION by Seller to Buyer, Seller will provide documentation covering such ENGINEERING and/or INSTALLATION. This documentation and any subsequent changes or updates will reference Seller's serialized numbers, issue numbers, and date of issue. Seller


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 3 of 23


agrees to maintain a mailing list of recipients of such documentation and provide adequate copies of such manuals and subsequent changes or updates and distribute such documentation in accordance with mailing list as provided by Buyer.

ENGINEERING

ENGINEERING SERVICES include, but are not limited to, the planning, application, configuration, and technical advice which may be associated with Buyer's existing material or MATERIAL as ordered.

Provisions as SPECIFIED in [* confidential treatment requested] B of this Contract will APPLY when ENGINEERING is requested from Seller.

INSPECTION AND ACCEPTANCE OF INSTALLATION

At reasonable times during the course of INSTALLATION, Buyer, at Buyer's discretion or upon Seller's request, BUYER MAY INSPECT portions of each INSTALLATION. Seller shall provide sufficient notice to Buyer of Seller's testing schedule, and upon Buyer's request, Buyer may observe Seller's testing to determine compliance with Buyer's acceptance standards or acceptance procedures. Upon completion of INSTALLATION, Seller will submit to Buyer a notice of completion or, if Buyer has elected advance turnover of sub-systems, a notice of completion of advance turnover. The INSTALLATION will be considered complete and ready for acceptance by Buyer when all wiring adjusting, and testing or any other INSTALLATION require is completed in accordance with the provisions herein, including CLAUSE ____, INSTALLATION STANDARDS; and CLAUSE ____, QUALITY ASSURANCE, of this Contract. Buyer will promptly make inspections as Buyer deems necessary for final acceptance. Changes in Buyer's workmanship standards will not be retroactive for SERVICES completed or in process by Seller unless mutually agreed to by the parties.

Seller will notify Buyer in detail and in writing of the completion of Seller's INSTALLATION, including the performance of all applicable equipment tests.

A. After receipt of Seller's completion notice, Buyer may conduct appropriate Acceptance Tests AS SPECIFIED IN THE REQUEST FOR FIRM PRICE QUOTE OR ORDER FOR ENGINEERING, OR ORDER FOR INSTALLATION SERVICES WHICH APPLIES TO THE INSTALLATION.

B. If any requirements of the Acceptance Tests are not successfully met, Buyer will so notify Seller in writing. Seller will, at no additional charge, take such action as may be required to correct such deficiency and notify Buyer after completion of


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 4 of 23

     such corrective actions within forty-five (45) days of the date of Buyer's notification. Upon receipt of Seller's notification of completion of such corrective action, Buyer will have the right to repeat the appropriate Acceptance Tests.

C. When the requirements of the Acceptance Tests are successfully met, Buyer will indicate such acceptance by signing a certificate of acceptance. If Seller does not receive notice from Buyer of unsatisfactory results of Acceptance Tests or the certificate of acceptance within sixty (60) days from Buyer's receipt of Seller's notice of completion, such INSTALLATION will be deemed accepted by Buyer.

INSTALLATION

INSTALLATION SERVICES include, but are not limited to the assembly, wiring, and testing of Buyer's MATERIAL, as ordered, or additions to Buyer's existing material.

Provisions specified (* Confidential treatment requested) and B of this Contract, and CLAUSE ____, INSTALLATION STANDARDS, herein will be used when INSTALLATION is requested from Seller.

INSTALLATION STANDARDS

Buyer's central office installation provisions, relating to the SERVICES described herein, are contained in Buyer's Technical Publication TP76300, Revision 2, May 199, "Installation Guide", and Technical Reference TR-EOP-000295, Issue 2, November 1987, "Isolated Ground Planes: Definition and Application to Telephone Central Offices:, both of which are incorporated herein by this reference. Unless otherwise mutually agreed to in writing, Seller will install MATERIAL in accordance with such standards to the extent Seller's installation standards supplement but do not reduce or detract therefrom.

ORDERS

Unless otherwise specified in writing, any Order for ENGINEERING, and/or INSTALLATION, and/or MATERIAL will apply against this Contract. Seller agrees to receive Buyer's Orders for SERVICES and/or MATERIAL on a direct Order basis AND/OR Firm Price Quote basis. Seller agrees to provide Firm Price Quotes for each Order and/or Buyer's Request For Quote, unless prices for said SERVICES and/or MATERIAL is specified in this Contract. Seller also agrees to receive Buyer's Orders and provide (* Confidential treatment requested) for SERVICES as listed in Appendix B of this Contract.

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 5 of 23

1.   Direct Ordering

     Buyer may obtain SERVICES from Seller typically in the following circumstances:

     A. ENGINEERING and/or INSTALLATION are requested from Seller on a Order where such Order includes Seller furnishing MATERIAL; or

     B. ENGINEERING and/or INSTALLATION only are requested from Seller

Seller's detailed pricing will include separate items for MATERIAL, if any, ENGINEERING, INSTALLATION, drafting services (including the price to provide and ship two (2) complete sets of ENGINEERING drawings for each job), and any other services requested, which may include, but are not limited to, transportation, temporary storage, hoisting, and the like.

Prices will be deemed firm unless otherwise delineated in a change Order referencing the original Order. Such change Order could affect the originally scheduled date(s) as mutually agreed upon prior to such change.


                   * Confidential treatment will be requested





                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 6 of 23












PERFORMANCE

Consistent with the provisions of CLAUSE ____, FORCE MAJEURE, Seller, having confirmed and agreed to a schedule or specific date(s) in the performance of an Order(s), will be expected to meet the schedule or date(s) contained in such Order(s). In the event Seller anticipates an inability to perform as previously agreed on an Order, Seller will promptly notify Buyer.

When notice is provided as indicated above or when such previously agreed upon schedule(s) or dates(s) is not met and such affected Order is for ENGINEERING and/or INSTALLATION only, Seller will make every reasonable effort to mitigate such delays in performance, at no cost to Buyer, including, but not limited to overtime work, out of sequence installation effort, and premium transportation. If requested by Buyer, Seller will document such efforts with reasonable proof. However, Buyer will have the option to cancel such Order without any obligation to Seller whatsoever except as to the payment for SERVICES already performed by Seller on such Order. If requested by Buyer, Seller will document the extent of such completed SERVICES with reasonable proof.

When notice is provided as indicated above or when such previously agreed upon schedule(s) or dates(s) is not met and such affected Order is for MATERIAL, Buyer may at any time terminate any or all Orders placed by it hereunder. Unless otherwise specified herein, Buyer's liability to Seller with respect to any such terminated Order will be limited to the actual costs incurred by Seller in procuring MATERIAL (not usable in


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 7 of 23

Seller's other operations or salable to Seller's other customers) in process as of the date of Buyer's notice of termination, less any salvage value thereof. If requested, Seller agrees to substantiate such costs with proof satisfactory to Buyer.


                   * Confidential treatment will be requested















QUALITY ASSURANCE

Seller agrees that SERVICES furnished hereunder by Seller will be subject to:

(i) Seller's quality control activities and procedures, including any performance measurements, testing, quality process reviews or inspections to implement such procedures.

(ii) The requirements contained in the current issues of the following Bellcore documents:

     TR-TSY-000785, Issue 1, December 1988, "Systems Equipment Engineering (SEE) Associated Services - Quality program Analysis"


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 8 of 23

     TR-TSY-000870, Issue 1, February 1991, "Electronic Discharge Control in the Manufacture of Telecommunications Equipment" (Exceptions listed in Appendix E of this Contract)

     TR-NWT-001251, Issue 1, December 1992, "Quality System Generic Requirements for Hardware" (Seller's objective is to be in full compliance with the provisions of this document by December 31, 1993.)

     Requirements listed in the applicable material contract MARKING Clause, as specified in QPS No. 94.890, Issue 4, "Common Language Equipment Identification (CLEI)/Bar Code Labels."

(iii) Quality Assurance Examination and/or Process Surveillance of Seller's SERVICES, by Buyer or its representative ("Agent"), will be conducted in accordance with the provisions of the Method of Procedure ("MOP") associated with the job in progress as set forth in Buyer's Installation Guide (TP76300), which may be amended from time to time with Seller's written approval.

Seller further agrees that it will:

(a) Notify Buyer or Buyer's Agent when SERVICE is ready for examination and give Buyer or Buyer's Agent reasonable opportunity to examine SERVICE at any time prior to the schedule completion date. Such examination may be performed prior to completion of the job in accordance with the above-referenced MOP.

(b) Provide Buyer or Buyer's Agent with copies of Seller's Quality Manual, current inspection procedures and product specifications for the SERVICE furnished hereunder.

(c) Maintain and make available to Buyer or Buyer's Agent the data obtained through Seller's quality control procedures which demonstrate that the SERVICE meets the specified quality and reliability requirements.

(d) Provide Buyer or Buyer's Agent, at no charge, with reasonable access to Seller's test equipment, facilities, data and specifications, reasonable assistance from Seller's personnel and reasonably sufficient working space to enable Buyer or Buyer's Agent to perform said Quality Assurance Examination and/or Process Surveillance and/or a review of Seller's total quality program at Seller's facilities.


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                   Page 9 of 23

Upon the demonstrated ability and consistency of the quality program, Process Surveillance procedures may be initiated by Buyer or Buyer's Agent.

Nothing contained herein will affect Buyer's or Seller's rights hereunder, under any warranty, or under other provisions of this Contract.

RESOLUTION OF DISPUTES

Disputes arising from failure of the parties to resolve problems or disagreements under this Contract through normal business interfaces will be referred in writing, along with the supporting details, to the respective Contract Administrator for resolution. Resolution will consist of a negotiated settlement based upon their respective Contract Administrators' interpretation of the responsibilities and intents reflected by the language of this Contract.

The Contract Administrators are:

         Buyer: Area Manager - Procurement Contracting
         Seller: _____________________________________

Either party may change its Contract Administrator at any time by giving notice to the other party.

NOTHING CONTAINED HEREIN WILL AFFECT ANY OTHER RIGHTS OR REMEDIES THE PARTIES MAY HAVE IN ANY COURT OF LAW OR EQUITY.

TERMS OF PAYMENT

In the event Seller is not required to provide MATERIAL, Seller's invoice for ENGINEERING will be rendered upon the completion of such ENGINEERING, or as soon thereafter as practicable. Seller's invoice for ENGINEERING on Orders where Seller furnishes MATERIAL will be rendered upon receipt of MATERIAL by Buyer, or as soon thereafter as practicable. Seller's invoice(s) for INSTALLATION will be based on the actual amount of INSTALLATION completed.





                   * Confidential treatment will be requested


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 10 of 23



                   * Confidential treatment will be requested





















WORK DONE BY OTHERS

Buyer will have the right to approve any subcontractor(s) to be used by Seller in the provision of SERVICES AND MATERIAL hereunder on Buyer's or Buyer's customer's premises. Such approval will not be unreasonably withheld. Prior to the

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 11 of 23

commencement of SERVICES OR PROVISION OF MATERIAL Seller will notify Buyer of Seller's intended subcontractor(s). If Buyer expresses to Seller objection to Seller's subcontractor within ten (10) working days from Seller's notification to Buyer, Buyer and Seller will reach a mutually agreeable resolution before work commences.

ASSIGNMENT

Neither party may assign, subcontract or otherwise transfer its rights or obligations under this Contract except with the prior written consent of the other party which consent will not be unreasonably withheld; provided, however, Buyer will have the right to assign this Contract to any present or future affiliate, subsidiary or parent corporation, without securing the consent of Seller, and may grant to any such assignee the same rights and privileges Buyer enjoys hereunder. Any attempted assignment not assented to in the manner prescribed herein, except an assignment confined solely to monies due or to become due, will be void. It is expressly agreed that any assignment of monies will be void if (a) Seller fails to give Buyer at least thirty (30) days' prior written notice thereof, or (b) such assignment attempts to impose upon Buyer obligations to the assignee additional to the payment of such monies or preclude Buyer from dealing solely and directly with Seller in all matters pertaining to this Contract, including the negotiation of amendments or settlements of charges due.

BREACH OF CONTRACT

In the event Seller is in breach of any term or condition of this Contract, and said breach continues for a period of ten (10) days after the giving of written notice thereof, then, in addition to all other rights and remedies available at law or in equity, Buyer will have the right to cancel this Contract.

CHOICE OF LAW

This Contract will be governed by Missouri law.

CLEAN UP

Upon completion of the SERVICES, Seller agrees to promptly remove all tools, equipment, materials and debris from Buyer's premises.

COMPLIANCE WITH LAWS

Seller agrees to comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act, and all other applicable federal, state, county and local laws, ordinances, regulations and codes (including the identification and

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 12 of 23

procurement of required permits, certificates, approvals and inspections) in Seller's performance under this Contract. Seller further agrees to comply with all applicable Executive Orders and Federal regulations as set forth in form SW9368, a copy of which is attached as APPENDIX C and incorporated herein. Seller will defend, indemnify and hold Buyer harmless from any loss, liability, damage or expense (including attorneys' fees and court costs) sustained by Buyer because of Seller's noncompliance.


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 13 of 23

CONFLICT OF INTEREST

Seller represents and warrants that no officer, director, employee or agent of Buyer has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from Seller or any of Seller's officers, directors, employees or agents in connection with the arranging or negotiation of this Contract or other associated documents or agreements.

COPYRIGHTS

Seller agrees that all rights, title and interest in and to all original works of authorship which Seller produces or composes in connection with the Services shall be considered works made for hire and shall belong to the Buyer, including all copyrights thereon, and the rights to obtain registrations of copyrights thereon throughout the world. In the event that such works contemplated hereunder as works made for hire shall not be considered works made for hire, Seller hereby assigns such Works and all rights, title and interest in them to Buyer.

CURE

Buyer will not be deemed to be in default hereunder and Seller may not attempt to enforce any remedy for any claimed default, unless Buyer fails to cure or correct same within ten (10) days following receipt of written notice thereof from Seller.

ENTIRE AGREEMENT

It is agreed that estimates furnished by Buyer do not constitute commitments. The terms contained in this Contract constitute the entire agreement between Seller and Buyer which may not be modified except by a written instrument signed by both parties. Any terms contained in Seller's proposal or acceptance of Buyer's offer in Seller's invoice or in any other communication, which add to, vary from or conflict with the terms herein will be void. The provisions of this Contract supersede all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter hereof. The parties further agree that no rights arising from this Contract will inure to the benefit of any third party other than a permitted assignee.

FORCE MAJEURE

Neither party will be held responsible for any delay or failure in performance of any part of this Contract to the extent that such delay or failure is caused by fire, flood,

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 14 of 23

explosion, war, strike, embargo, government requirement, civil or military authorities, Act of God, public enemy, acts or omissions of carriers, or other causes beyond the control of Seller or Buyer. If any force majeure condition occurs, ("Condition") the party delayed or unable to perform will give immediate notice to the other party and the notified party may elect to:

(a) Terminate this Contract or any Order or part of either as to Services not already performed.

(b) Suspend this Contract for the duration of the Condition, buy or sell elsewhere Services to be bought or sold hereunder, and deduct from any commitment the quantity bought or sold or for which such commitments have been made elsewhere.

(c) Resume performance once the Condition ceases with an option in the notified party to extend the term of this Contract up to the length of time the Condition endured.

Unless written notice to the contrary is given within thirty (30) days after such notified party is notified of the Condition, option (b) above will be deemed selected

HAZARDOUS MATERIALS/REGULATED SUBSTANCE

A "Regulated Substance," as use herein is a generic term used to describe all materials that are regulated by any federal, state or local government during transportation, handling and/or disposal. This includes, but is not limited to, materials that are regulated as (a) "hazardous materials" under the Hazardous Materials Transportation Act, (b) "chemical hazards" under Occupational Safety and Health Administration standards, (c) "chemical substances or mixtures" under the Toxic Substances Control Act, (d) "pesticides" under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) "hazardous wastes" as defined or listed under the Resource Conservation and Recovery Act.

If any material furnished under this Contract contains a Regulated Substance, Seller agrees to notify Buyer immediately and provide to Buyer all necessary notification and other information (including but not limited to OSHA Material Safety Data Sheets) regarding said Regulated Substance as may be required by law. Seller further agrees to defend, indemnify and hold Buyer harmless from any liability, penalty, damage or expense (including attorneys' fees and court costs) sustained by Buyer because of Seller's noncompliance herewith.

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 15 of 23

IDENTIFICATION CREDENTIALS

Buyer may, at its discretion, require Seller's employees to display identification credentials, which Buyer may issue, in order to gain access to Buyer's premises for the performance of the SERVICES. If, for any reason, any employee of Seller to whom credentials have been issued ceases to perform the SERVICES, Seller will immediately inform Buyer's representative in the speediest manner possible and thereafter promptly return to Buyer's representative that employee's identification credentials or provide a written statement of the reason why such credentials cannot be returned.

INDEPENDENT CONTRACTOR

Seller will perform this Contract as an independent contractor and not as an agent, employee or partner of Buyer.

INFRINGEMENT

Infringement means any claim of infringement, of any patent, trademark, copyright, trade secret or other proprietary interest of any third party based on the manufacture, installation, normal use, lease or sale of any program, documentation, process or material furnished to Buyer in connection with the Services.

Seller agrees to indemnify and hold Buyer harmless from any loss, liability, damage or expense (including increased damages for willful infringement, punitive damages, attorneys' fees and court costs) resulting from such Infringement except where such infringement arises solely from Seller's adherence to Buyer's written detailed instructions or directions. Such exception will not, however, include:

(a) Services or merchandise available on the open market or the same as such services or merchandise, nor

(b)  Services or items of Seller's origin, design or selection.

SELLER WARRANTS THAT IT HAS MADE REASONABLE INDEPENDENT INVESTIGATION (INCLUDING OBTAINING LEGAL OPINIONS) TO DETERMINE THE LEGALITY OF ITS RIGHT TO PRODUCT AND SELL THE MATERIAL/EQUIPMENT/SERVICES PROVIDED HEREIN.

EACH PARTY WILL DEFEND OR SETTLE, AT ITS OWN EXPENSE, ANY ACTION OR SUIT AGAINST THE OTHER PARTY FOR WHICH IT IS RESPONSIBLE UNDER THIS CLAUSE. FURTHER, EACH PARTY WILL

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 16 of 23

PROMPTLY NOTIFY THE OTHER PARTY OF ANY CLAIM OF INFRINGEMENT FOR WHICH THE OTHER PARTY IS RESPONSIBLE HEREUNDER AND COOPERATE WITH THE OTHER PARTY IN EVERY REASONABLE WAY TO FACILITATE THE DEFENSE THEREOF.

IN THE EVENT THAT SELLER, AFTER NOTIFICATION OF ANY CLAIMS OF WHICH SELLER IS RESPONSIBLE, DOES NOT ASSUME THE DEFENSE OF SUCH ACTION, SELLER WILL REIMBURSE BUYER FOR ALL OF ITS COSTS INCURRED IN THE DEFENSE OF THE CLAIM, INCLUDING, BUT NOT LIMITED TO ATTORNEYS' FEES AND INTEREST ON SUCH BUYER'S PAYMENT OF SAID AMOUNTS FROM THE DATE OF BUYER'S PAYMENT OF SAID AMOUNTS.



                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 17 of 23

INSURANCE

With respect to performance hereunder, Seller agrees to maintain, at all times during the term of this Contract, the following insurance coverage and any additional insurance and/or bonds required by law:

     (a) Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services is to be performed.

     (b) Employer's Liability insurance with minimum limits of $100,000 for bodily injury by accident, $100,000 for bodily injury by disease per employee and $500,000 for bodily injury by disease policy aggregate.

     (c) General Liability insurance with the minimum limits of $1,000,000 per occurrence for bodily injury and property damage arising out of Premises/Operations, $1,000,000 per occurrence Personal Injury and $1,000,000 General Policy Aggregate (applicable to Commercial General Liability Policies), and $1,000,000 per occurrence/aggregate for Products/Completed Operations. Coverage must include Blanket Contractual, Independent Contractor's Liability and Broad Form Property Damage. Buyer is to be named as an "Additional Insured" as respects General Liability.

     (d) If use of motor vehicles is required, Automobile Liability insurance with minimum limits of $1,000,000 per occurrence for bodily injury and property damage, which coverage will extend to all owned, hired and non-owned autos.

Insurance companies affording coverage hereunder must have a Best's Rating of B+VII or better.

Upon Buyer's request, Seller agrees to furnish certificates or other acceptable proof of the foregoing insurance which will provide for Buyer to be notified in writing at least thirty (30) days prior to cancellation of or any material change in any of the insurance evidenced thereby.

INVOICING

Seller will render its invoice upon completion of the Services to Buyer's satisfaction and Buyer agrees to pay same within thirty (30) days of receipt. Buyer reserves the right, before making any payment, to require proof that all parties furnishing labor and/or materials in connection with the Services have been paid. Buyer may also


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 18 of 23

withhold in order to satisfy any claim which Buyer may have against Seller (whether or not arising under this Contract).

LIABILITY

Seller agrees to indemnify and save Buyer harmless (including its officers, directors, agents and employees) from any and all liability, loss, damage or expense (including attorneys' fees and court costs), incurred by Buyer in connection with any claim or suit resulting from Services or the acts of omissions of Seller (including any of its servants, agents or subcontractors but excepting the negligent acts or omissions solely of Buyer) in performing the Services.

Seller further agrees to defend Buyer, at Buyer's request, against any such claim or suit, and Buyer agrees to promptly notify Seller of any claim for which Seller may be responsible under this clause.

Seller's foregoing agreement to indemnify and save Buyer harmless and defend includes, but is not limited to, any claim, suit or action of infringement of any patent, trademark, copyright, trade secret or any other intellectual property of any third party.

Seller agrees not to implead or bring any action against Buyer or Buyer's employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by Seller and that arises out of the Services.

LICENSES

No licenses, express or implied, under any patents are granted by Buyer to Seller under this Contract.

NON-EXCLUSIVE DEALING

It is agreed that this Contract does not grant Seller an exclusive right to perform the Services and that Buyer may itself perform, or contract with other suppliers to perform, the Services.

NON-WAIVER

No course of dealing or failure of either party to strictly enforce any term of this Contract will be construed as a waiver of such term. The waiver by Buyer in one instance of any default of Seller will not be deemed a waiver of any other default of Seller. The express provision herein for certain rights and remedies of Buyer are in


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 19 of 23

addition to any other legal and equitable rights and remedies to which it would otherwise be entitled.

NOTICES

Any notice or demand which under the terms of this Contract or otherwise must or may be given or made by Seller or Buyer will be in writing and given or made by facsimile or similar communication or by certified or registered mail, return receipt requested, addressed to the respective parties as shown:

         (a) To Buyer:   Southwestern Bell Telephone Company
                         1010 Pine Street 9-E-95
                         St. Louis, Missouri 63101
                         Attn:  Karan Wolff

         (b) To Seller:
                         ---------------------------
                         ---------------------------
                         ---------------------------
                         Attn:
                              ---------------------
Such notice or demand will be deemed to have been given or made when sent, if sent by facsimile or similar communication, or when deposited, postage prepaid, in the U.S. mail.

The above addresses may be changed at any time by giving thirty (30) days' prior written notice as above provided

PATENTS

As a part of this Contract and without additional compensation, Seller agrees to and does hereby sell, assign, and transfer to the Buyer, its successors and assignees, the entire right, title and interest in and to any and all inventions, discoveries, or improvements which are conceived or first reduced to practice in the performance of this Contract, and to all applications for and Letters Patent covering same, as well as any reissues, divisions, and extensions of said applications or Letters Patent. Seller further agrees to furnish Buyer with complete information on each such invention, discovery, or improvement and to make, execute and deliver to the Buyer any and all patents or patent applications, as well as all papers, documents, affidavits, statements, or other instruments, in such form, terms and contents as required by the Buyer in or incident to the prosecution of any and all applications for patent filed by Seller or the Buyer with respect to such inventions, discoveries, or improvements or in


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 20 of 23

the adjustment or any other actions or proceedings in which such applications may become involved.

Before final payment is made under this Contract, Seller shall furnish to Buyer complete information in respect of inventions, discoveries, or improvements conceived or reduced to practice in connection with the Services or a statement that no inventions, discoveries, or improvements emanated from such Services.

PLANT AND WORK RULES

Each party's employees and agents will, while on the premises of the other, comply with all plant rules and regulations and, where required by government regulations, submit satisfactory clearance from the U.S. Department of Defense and/or other federal authorities concerned.

PUBLICITY

Seller agrees not to advertise, or otherwise make known to others, any information regarding this Contract. Seller further agrees not to use in any advertising, sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by Buyer or any of its employees without Buyer's prior written approval. Seller will submit to Buyer for written approval, prior to publication, all publicity matters that mention or display Buyer's name and/or marks or contain language from which a connection to said name and/or marks may be inferred.

RECORDS AND AUDIT

Seller agrees that it will:

     (a) Maintain complete and accurate records of all amounts billable to and payments made by Buyer hereunder in accordance with standard recognized accounting practices.

     (b) Retain such records and reasonable billing detail for a period of three (3) years from the date of final payment for Services.

     (c) Provide reasonable supporting documentation to Buyer concerning any disputed invoice amount within thirty (30) calendar days after receipt of written notification of such dispute.


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 21 of 23

     (d) Permit Buyer, through its accredited representatives, to inspect and audit during normal business hours the charges invoiced to Buyer. Should Buyer request an audit, Seller will make available any pertinent records and files.

RELEASES VOID

Neither party will require waivers or releases of any personal rights from representatives of the other in connection with visits to each other's respective premises, and no such releases or waivers will be pleaded by Seller or Buyer in any action or proceeding.

SELLER'S INFORMATION

No specifications, drawings, models, samples, tools, apparatus, computer programs, technical information or data, written, oral or otherwise, furnished by Seller to Buyer under this Contract or in contemplation hereof will be considered by Seller to be confidential or proprietary.

SEVERABILITY

If any provision of this Contract is determined to be invalid, such invalidity will not invalidate the entire Contract, but rather the entire Contract will be construed as if it did not contain the particular invalid provision(s), and the rights and obligations of Seller and Buyer will be construed and enforced accordingly.

SURVIVAL OF OBLIGATIONS

Seller's obligations under this Contract which by their nature would continue beyond the Services termination or expiration hereof, including, by way of illustration only and not limitation, those in the clauses entitled COMPLIANCE WITH LAWS, INFRINGEMENT, LIABILITY, PUBLICITY, RELEASES VOID, SEVERABILITY, USE OF INFORMATION and [* Confidential treatment will be requested], will survive the termination or expiration of this Contract.

TAXES

In the event Buyer is liable for excise taxes or sales taxes collected by Seller on the Services, Seller agrees to bill such taxes as separate items, listing each tax jurisdiction involved. Buyer will have the right to require Seller to contest with the imposing jurisdiction, at Buyer's expense, any taxes or assessments which Buyer may deem to be improperly levied. Seller further agrees, on request of Buyer, to furnish statements evidencing that taxes and assessments for which Buyer is responsible


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 22 of 23

hereunder have been paid. However, Seller will not bill for taxes in any situation where Buyer has provided Seller with either a Direct Payment Exemption Certificate or a Sales Tax Exemption Certificate.

TERMINATION

Buyer may terminate this Contract in whole or in part at any time by giving Seller at least thirty (30) days' prior written notice. Upon termination, Buyer agrees to pay Seller all amounts due for Services accepted by Buyer up to the effective date of termination, which payment will constitute a full and complete discharge of Buyer's obligations to Seller hereunder.

TIMELY PERFORMANCE

If Seller learns of anything that might prevent the timely performance of the Services. Seller will immediately notify Buyer of all relevant information concerning the potential delay.

USE OF INFORMATION

Any specifications, drawings, models, samples, tools, apparatus, computer programs, technical or business information or data, written, oral or otherwise ("Information"), furnished to Seller under this Contract or in contemplation hereof will remain Buyer's property, and all copies thereof, in written, graphic or other tangible form, will be returned to Buyer upon request. Seller agrees to keep Information confidential in performing under this Contract and not use same for any other purpose except upon such terms as may be agreed by Seller and Buyer in writing.


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

Southwestern Bell Telephone                                Contract No. C2703F0
                                                                  Page 23 of 23

WORK DONE BY OTHERS

If any part of the Services is dependent upon work done by others, Seller agrees to inspect such work and promptly report to Buyer any defect that renders same unsuitable for Seller's proper performance hereunder. Seller's silence will constitute approval of such other work as being fit, proper and suitable for Seller's performance of the Services. Seller will be completely responsible for all persons furnished by Seller working in harmony with all others when working on Buyer's premises.

WITNESS/SIGNATURE BLOCK

IN WITNESS WHEREOF, the foregoing Contract has been executed by authorized representatives of the parties hereto, in duplicate, as of the dates set forth below.

Seller Accepted:                                              Buyer Accepted:

                                                              Southwestern Bell
                                                              Telephone Company

By:                                                          By:
   -----------------------------------------
Title:                                                       Title:
      --------------------------------------

Date:                                                        Date:
     ---------------------------------------


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                 AMENDMENT NO. 4
                                       TO
                              CONTRACT NO. C2703F0


This AMENDMENT NO. 3 TO CONTRACT NO. C2703F0 is made and entered into as of the 1st day of July, 1994 by and between World Wide Technology, Incorporated, a Missouri corporation ("Seller"), and Southwestern Bell Telephone Company, a Missouri corporation ("Buyer").

                                   WITNESSETH:

WHEREAS, Seller and Buyer entered into Contract No. C2703F0, on October 26, 1990 (the "Contract"); and WHEREAS, said Contract has heretofore been amended by Amendment Nos. 1-2, dated November 4, 1991 and April 22, 1993 respectively, and

WHEREAS, Seller and Buyer desire to further amend the Contract as hereinafter contained, the parties hereto agree as follows:

Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

1. Contract Term. The term of the Contract set forth in Clause 1, MATERIAL, is hereby extended through June 30, 1997.


2.   [* Confidential treatment will be requested]

                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 3
                                                                    Page 2 of 2

3.   The following CLAUSE 40 is hereby added as follows:

     CLAUSE 40. SYNOPTICS EQUIPMENT-STATEMENT OF WORK

     As provided in seller's response to Request for Quotation 94-058-CV Seller agrees to provide services for Buyer's Synoptics Material. A detailed description of specific services is included in Appendix B, attached hereto and by this reference made a part hereof.

4. No Other Changes. In all other respects, the Contract, as heretofore amended, will remain unchanged and the parties hereby reaffirm the terms and provisions thereof.

IN WITNESS HEREOF, Seller and Buyer have caused this Amendment No. 3 to Contract C2703F0 to be executed in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date first above written.

        WORLD WIDE TECHNOLOGY,                              SOUTHWESTERN BELL
             INCORPORATED                                   TELEPHONE COMPANY
              ("Seller")                                        ("Buyer")

By:  /s/ David L. Steward                            By:  /s/ Chris Vilcinshas
   -----------------------------------------              ---------------------

Title:  President                                    Title:  Contract Manager
      --------------------------------------               --------------------

Date:   7-22-94                                      Date:   7-18-94
     -------------------------------                      -----------



                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 4
                                                                     Appendix A
                                                                    Page 1 of 3






                   * Confidential treatment will be requested
















                      RESTRICTED - PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 4
                                                                     Appendix A
                                                                    Page 2 of 3


                   * Confidential treatment will be requested




















                      RESTRICTED - PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 4
                                                                     Appendix A
                                                                    Page 3 of 3






















                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 3
                                                                     Appendix B
                                                                    Page 1 of 4


                               STATEMENT OF WORK
                              SYNOPTICS EQUIPMENT

EQUIPMENT ACQUISITION

Seller will furnish to Buyer Synoptics equipment for new orders in no longer than 5 (five) working days from receipt of Buyer's Purchase Order. In cases of emergency Seller will attempt to meet Buyer's requested date.








                       * Confidential treatment requested








                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 3
                                                                     Appendix B
                                                                    Page 2 of 4





                       * Confidential treatment requested

















                      RESTRICTED - PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 3
                                                                     Appendix B
                                                                    Page 3 of 4




                       * Confidential treatment requested
















                      RESTRICTED - PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 3
                                                                     Appendix B
                                                                    Page 4 of 4





                   * Confidential treatment will be requested












                      RESTRICTED - PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 4
                                                                    Page 1 of 2

                                 AMENDMENT NO 4
                                       TO
                              CONTRACT NO. C2703F0

This AMENDMENT NO. 4 TO CONTRACT NO. C2703F0 is made and entered into as of the 29th day of May, 1996 by and between World Wide Technology, Incorporated, a Missouri corporation ("Seller"), and Southwestern Bell Telephone Company, a Missouri corporation ("Buyer").

                                   WITNESSETH:

WHEREAS, Seller and Buyer entered into Contract No. C2703F0, on October 26, 1990 (the "Contract"), and WHEREAS, said Contract has heretofore been amended by Amendment Nos. 1-3, dated November 4, 1991, April 22, 1993 and July 22, 1994 respectively, and

WHEREAS, Seller and Buyer to desire to further amend the Contract as hereinafter contained, the parties hereto agree as follows:

Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

1.   Insert the following clause to Contract No. C2703F0:

     "RESALE OF MATERIAL

     Seller hereby agrees that the rights of Buyer hereunder, including but not limited to Buyer's rights under the clauses herein entitled "INFRINGEMENT", "LIABILITY", and (* Confidential treatment requested) and Seller's representations and warranties will inure to the benefit of Buyer's customers of the MATERIAL. Seller further agrees to assume sole responsibility, as between Buyer and Seller, for resolving any claim brought by any such customer against Buyer which is attributable to Seller's failure to promptly deliver MATERIAL; breach of warranty; design defect; negligence; products liability; patent, trademark, copyright or other infringement, or any other claim, whether similar or not,


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 4
                                                                    Page 2 of 2

attributable to the MATERIAL or the acts or omissions of Seller in furnishing MATERIAL hereunder (collectively, the "Claims").

         Seller will defend, indemnify and hold Buyer harmless from and against any loss, liability, damage or expense (including attorneys' fees and court costs) arising out of or resulting from any Claim. Buyer agrees to promptly notify Seller of any Claim and cooperate with Seller, upon request and at Seller's expense, in every reasonable way to facilitate the defense thereof.

         Buyer, at its sole discretion, will determine the extent to which it will market, advertise, promote or otherwise offer the MATERIAL to its customers.

2. No Other Changes. In all other respects, the Contract, as heretofore amended, will remain unchanged and the parties hereby reaffirm the terms and provisions thereof.

IN WITNESS HEREOF, Seller and Buyer have caused this Amendment No. 4 to Contract No. C2703F0 to be executed in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date first above written.


           WORLD WIDE TECHNOLOGY,                SOUTHWESTERN BELL
                INCORPORATED                     TELEPHONE COMPANY
                 ("Seller")                          ("Buyer")

By: /s/                                          By:
   ------------------------------------------    -------------------------------

Title: President                                 Title: Contract Manager
      ---------------------------------------    -------------------------------

Date: June 4, 1996                               Date: May 30, 1996
     ----------------------------------------    -------------------------------


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 5
                                                                    Page 1 of 1

                                 AMENDMENT NO. 5
                                       TO
                              CONTRACT NO. C2703F0

This AMENDMENT NO. 5 TO CONTRACT NO. C2703F0 is made and entered into as of the thirtieth day of June 1997 by and between World Wide Technology, Inc., a Missouri Corporation ("Seller"), and Southwestern Bell Telephone Company, a Missouri corporation ("Buyer").

                                   WITNESSETH:
                                   -----------
WHEREAS, Seller and Buyer entered into Contract No. C2703F0, on October 26, 1990 (the "Contract"); and WHEREAS, said Contract has heretofore been amended by Amendment Nos. 1 thru 4, dated November 4, 1991, April 22, 1993, July 22, 1994 and April 4, 1996 respectively; and

WHEREAS, Seller and Buyer desire to amend the Contract as hereinafter set forth;

Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

1. Contract Term. The term of the Contract set forth in Clause 1, MATERIAL, is hereby extended through June 30, 2000.

2. No Other Changes. In all other respects, the Contract will remain unchanged and the parties hereby reaffirm the terms and provisions thereof.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment No. 5 to Contract No. C2703F0 to be executed in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date first above written.

WORLD WIDE TECHNOLOGY,                     SOUTHWESTERN BELL TELEPHONE
INC.                                                COMPANY
                                            /s/ Christine Beggs
------------------------------------       ---------------------------
                        ("Seller")                 ("Buyer")
By:  /s/ David Steward                      By:
   ---------------------------------

Name:  David Steward                       Name:  Christine Beggs C.P.M.
     -------------------------------       -----------------------------

Title:  President                          Title:  Contract Manager
     -------------------------------       -----------------------------

Date:   6/30/97                            Date:   6-26-97
     -------------------------------       ----------------


                       RESTRICTED PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 1 of 7

                                 AMENDMENT NO. 6
                                       TO
                              CONTRACT NO. C2703F0

This AMENDMENT NO. 6 TO CONTRACT No. C2703F0, effective upon signature of both parties, is between World Wide Technology Inc., a Missouri Corporation ("Seller"), and Southwestern Bell Telephone Company, a Missouri Corporation ("Buyer").

                                   WITNESSETH

WHEREAS, Seller and Buyer entered into Contract No. C2703F0, on October 26, 1990 (the "Contract"), and WHEREAS, said contract has heretofore been amended by Amendment Nos. 1 through 5 dated November 4, 1991, April 22, 1993, July 22, 1994, April 4, 1996 and Jun 30, 1997 respectively, and

WHEREAS, in consideration of the premises and covenants hereinafter contained, the parties hereto agree as follows:

I.       ADD DEFINITIONS

"Cancel" or "Cancellation" means the ending of this Agreement or an Order by a non-defaulting party, where the other party is in default of an obligation under this Agreement or any Order. Upon Cancellation, except as otherwise provided in this Agreement, the non-defaulting party may exercise such remedies against the defaulting party as are available under this Agreement, at law, or in equity.

"Delivery Date" means the date on which all items are delivered to the locations specified in the applicable Order. The initially scheduled Delivery Date for a Product is stated in the applicable Order and is subject to change as provided in this Agreement.

"Information" means ideas, concepts, trade secrets, techniques, specifications, drawings, sketches, models, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether written, oral, or otherwise.

"Laws and Regulations" means all applicable federal, state and local laws, ordinances, regulations, codes, rules, orders and requirements of all duly


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 2 of 7

constituted governmental authorities, including the procurement of permits and licenses when needed and environmental laws such as California Proposition 65.

"Order" means each Order executed hereunder ordering Products and/or Services. Orders shall be deemed to incorporate (1) the provisions of this Agreement as it may be from time to time amended, (2) the Specs applicable to such Order, and
(3) any subordinate documents attached to or referenced in this Agreement or the Order. Each such Order shall be deemed to be a separate and independent agreement between the parties with respect to the subject matter thereof and shall be substantially in the form set forth in the applicable Exhibit attached hereto and made a part hereof.

"Performance Date" means the Delivery Date for Delivery Software or the Installation Date for Installation Software as specified in the applicable Order.

"Personnel" means Supplier's employees, subcontractors, or agents performing Services under this Agreement.

"Products" means Equipment, Software and any other products provided by Seller hereunder to SBC.

"Services" means all services described under the applicable Order and provided by Seller hereunder to SBC, including but not limited to training, installation of the Products, maintenance services and preparation of documentation.

"Software" means the Standard Software which is provided hereunder by Seller to SBC.

"Specs" means (1) the Software publisher's published specifications, (2) Seller's published specifications, and (any other specifications for the Products and Services which are attached hereto or referenced in and made a part of the applicable Order.

"Standard Software" means the computer programs which are listed as Standard Software in the applicable Order and licensed hereunder by SBC from Seller.

"Seller's Standard Charges" means Seller's prevailing rates and charges for Products as determined from price lists, less any discounts applicable thereto, in effect at the time when the work was performed.

"Terminate" or "Termination" means the ending of this Agreement or any Order by a party, for any reason, with or without cause, and without liability to the other party.


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 3 of 7

[* Confidential treatment will be requested]


II.      REPLACE CLAUSES

1. MATERIAL

The contract pertains to the purchases of such quantities of printers, modems, terminals, and Software of Seller's offering ("Material") as may by ordered by Buyer for shipment during the period between November 15, 1998 through December 31, 2000.

2. NOTICES

Except as otherwise provided in this Contract, or applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing, and either 1) delivered in person, 2) delivered to an agent, such as an overnight or similar delivery service, or 3) deposited in the United States Mail, postage prepaid, or 4) facsimile transmission, and addressed as follows:

To:      World Wide Technology
         Contract Manager/ Telco Business Unit
         Mark Catalano - Director
         127 E. Welden Parkway
         St. Louis, Missouri 63043

To:      Southwestern Bell Telephone Company
         Mark Michnoik
         Contract Manager
         1010 Pine Street, Rm. 9-E-67
         St. Louis, Missouri 63101

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

4. AFFILIATED COMPANIES

Seller agrees that an Affiliate may place Orders with Seller which incorporate the terms and conditions of this Agreement, and that the term "Buyer" shall be deemed to refer to an Affiliate when an Affiliate places an Order with Seller incorporating the terms and conditions of this Agreement. An Affiliate will be responsible for its own obligations,


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 4 of 7

including, but not limited to, all charges incurred in connection with such Order. The parties agree that nothing in this Agreement will be construed as requiring Buyer to indemnify Seller, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify Seller, or to otherwise be responsible, for the acts or omissions of Buyer.

The parties agree that the term "Affiliate" includes (1) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either party (a "parent company"), and (2) a company, whether incorporated or not, in which a 5% or greater interest is owned, either directly or indirectly, by: (i) a party to this Agreement, or (ii) a parent of a party to this Agreement.

III.     ADD NEW CLAUSES


                   * Confidential treatment will be requested




40. ACCEPTANCE OR REJECTION

Buyer reserves the right to accept or reject Materials after delivery at the location designated in the applicable Order. If, prior to acceptance by Buyer, any of the Materials are found to not be in strict conformance to this Contract and the applicable Order, Buyer shall have the right: (a) to reject the Materials and cancel this Contract and any applicable Order or (b) at its option in the case of Materials, require that such Materials be repaired or replaced promptly at Seller's risk and expense (including freight charges). Acceptance of Materials by Buyer shall be without prejudice to Buyer's right to revoke acceptance pursuant to the Uniform Commercial Code.

41. TITLE

Software is furnished to Buyer under a nonexclusive license, and title to such Software is not thereby transferred to Buyer.

42 RISK OF LOSS

a. If Software is lost or damaged prior to the Performance Date, or if it is lost or damaged at any time due to the negligence or willful misconduct of Seller or its contractors or agents, Seller shall promptly replace it at no additional charge to Buyer.

b. Except as otherwise provided in Section a. above, if the Software is lost or damaged at any time after the Performance Date, Seller shall promptly replace it and Buyer shall pay only the cost of reproduction and shipment or delivery.


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 5 of 7

43.      MODIFICATION

a. Buyer may add to, delete from or modify the Software to meet Buyer's particular requirements. Title to any such addition or modification shall remain in Buyer.

b. Buyer may merge the Software with other computer programs to generate a shared program library. After Cancellation or Termination of the license for the Software, such Software shall be removed from such shared program library and shall be destroyed.

c. Any Software modification made by Seller at the request and expense of Buyer shall be governed by the provisions of a separate custom software development agreement between the parties.

44.      PROGRAM PROTECTION AND SECURITY

a. Buyer shall not provide or otherwise make available the Software in any form to any third party, except as specified in this Agreement.

b. Buyer shall take appropriate action by instruction, agreement or otherwise with the persons permitted access to the Software to satisfy the obligations under this Contract with respect to use, protection and security of the Software.

c. Buyer's rights of disclosure under this Agreement shall include the right to provide the Software or other Information of Seller to Buyer's agents and contractors who have a need for it in connection with the performance of services for Buyer.

45.      YEAR 2000 WARRANTY

1. Seller warrants that all Software and Firmware, including any third party Software, which is licensed to Buyer hereunder prior to, during, or after the calendar year 2000, includes at no additional cost to Buyer, year 2000 capability. For the purpose of this license, year 2000 capability means that the Software and Firmware will:

     (1) Read, compute, store, process, display and print data involving dates, including single century and multi-century formulas, and will not cause computational, display, storage or other errors resulting from the inability to accurately or correctly handle dates, including Year 2000 and February 29, 2000;

     (2) Include the indication of century in all date-related user interface functionality, data fields, and generated code; and

     (3) Be interoperable with other software used by Buyer which may deliver records to such Software and Firmware, receive records from such Software and Firmware or interact with such Software and Firmware in the course of processing dates.


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 6 of 7

2. Buyer acknowledges that Software and Firmware Products licensed by Seller hereunder may require modification in order to correctly process dates for Year 2000 and beyond. In addition, such modifications may be required in order for Seller's Software and Firmware Products to function correctly with Buyer's data and in accordance with the applicable Specifications therefor. Seller agrees to develop and implement such required changes in its Software and Firmware Products licensed hereunder by Buyer in accordance with a schedule to be mutually agreed to between Seller and Buyer, but which, at a minimum, shall provide Buyer with sufficient time to adequately test such modified Software and Firmware prior to mandatory implementation of such modified Software and Firmware Products. Seller agrees that there shall be no additional charges to Buyer for such modifications or the modified Software and Firmware Products.

46.      QUIET ENJOYMENT

Buyer shall be entitled during the applicable lease or license term to possess or use any leased or licensed Products without disturbance by Seller or anyone claiming by or through Seller, provided only that Buyer is not in material default of its obligations under the applicable Order. Seller represents that the applicable Order is not the subject or subordinate to any right of Seller's creditors, or if such subordination exists, that the agreement or instrument creating the same provides for nondisturbance of Buyer, provided only that Buyer is not in default of its obligations under the applicable Order.

IV. NO OTHER CHANGES

In all other respects, the Contract will remain unchanged and the parties hereby reaffirm the terms and provisions thereof.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment to Contract No. C2703F0 to be executed in duplicate counterpart, each of which will be deemed to be an original instrument, as of the date of execution.



                            (Signature Page Follows)


                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                    Page 7 of 7

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.


                         WORLD WIDE TECHNOLOGY, "SELLER"

                   By:               /s/ David L. Steward
                                     ---------------------

                   Print Name:        David L. Steward
                                     ---------------------

                   Title:             CEO
                                      ----

                   Date Signed:       12-14-98
                                     ----------

                   SOUTHWESTERN BELL TELEPHONE COMPANY
                   "BUYER"

                   By:                /s/ Norma Stephenson
                                     ------------------------------

                   Print Name:        Norma Stephenson
                                     ------------------------------
                   Title:             Supervising Contract Manager
                                     ------------------------------

                   Date Signed:       11-20-98
                                     ----------




                       RESTRICTED-PROPRIETARY INFORMATION
       The information contained herein is for use by authorized employees of the parties hereto only and is not for general distribution within or outside their respective companies.

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                   Attachment A
                                                                    Page 1 of 2





                   * Confidential treatment will be requested

                                                           Contract No. C2703F0
                                                                Amendment No. 6
                                                                   Attachment A
                                                                    Page 2 of 2






                   * Confidential treatment will be requested